Commitments and Contingencies	12 Months Ended
Apr. 29, 2017
Commitments and Contingencies
19.	Commitments and Contingencies

The Company leases retail stores, warehouse facilities, office space and equipment. Substantially all of the B&N Retail stores are leased under non-cancelable agreements, which expire at various dates through 2029 with various renewal options for additional periods. The agreements, which have been classified as operating leases, generally provide for both minimum and percentage rentals and require the Company to pay insurance, taxes and other maintenance costs. Percentage rentals are based on sales performance in excess of specified minimums at various stores.

The Company leases office space in New York, New York and Santa Clara, California for its NOOK operations.

Rental expense under operating leases is as follows:

	Fiscal 2017	Fiscal 2016	Fiscal 2015
Minimum rentals	$302,784	297,322	294,214
Percentage rentals	1,353	1,821	2,305

	$304,137	299,143	296,519

Future minimum annual rentals, excluding percentage rentals, required under B&N Retail leases that had initial, non-cancelable lease terms greater than one year, and NOOK leases as of April 29, 2017 are:

Fiscal Year
2018	$314,274
2019	263,121
2020	202,711
2021	141,638
2022	96,621
After 2022	106,648

$1,125,013

The Company provides for minimum rent expense over the lease terms (including the build-out period) on a straight-line basis. The excess of such rent expense over actual lease payments (net of tenant allowances) is reflected in other long-term liabilities and accrued liabilities in the accompanying balance sheets.

Purchase obligations, which include hardware and software maintenance contracts and inventory purchase commitments, as of April 29, 2017 are as follows:

Less Than 1 Year	$34,105
1-3 Years	21,231
3-5 Years	—
More Than 5 Years	—

Total	$55,336